United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Cullen/Frost Bankers, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) was approved by shareholders of the Company at the Annual Meeting of Shareholders on April 24, 2024. The 2024 Plan replaces the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”) in its entirety and there will be no further grants under the 2015 Plan.
The material terms of the 2024 Plan are described in “Proposal No. 3 – Approval of the 2024 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “SEC”) on March 8, 2024 (the “Proxy Statement”), which description is incorporated herein by reference.
The description of the 2024 Plan contained herein and in the Proxy Statement is qualified in their entirety by reference to the text of the 2024 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on April 24, 2024, shareholders voted on the following matters:
(1)To elect twelve Director nominees to serve on the Board of Directors of the Company for a one-year term that will expire at the 2025 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hope Andrade	53,836,172	543,771	170,527	5,440,915
Chris M. Avery	53,065,871	1,373,061	111,538	5,440,915
Anthony R. Chase	52,589,266	1,809,729	151,475	5,440,915
Cynthia J. Comparin	54,111,153	324,262	115,055	5,440,915
Samuel G. Dawson	52,899,709	1,546,582	104,179	5,440,915
Crawford H. Edwards	54,275,657	172,604	102,209	5,440,915
Phillip D. Green	53,347,211	1,100,290	102,969	5,440,915
David J. Haemisegger	53,604,702	826,534	119,234	5,440,915
Charles W. Matthews	50,320,534	4,075,821	154,115	5,440,915
Joseph A. Pierce	52,681,468	1,708,647	160,355	5,440,915
Linda B. Rutherford	52,735,166	1,689,456	125,848	5,440,915
Jack Willome	53,032,307	1,396,677	121,486	5,440,915
(2)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	53,091,784
Votes Against	1,153,675
Abstentions	305,011
Broker Non-Votes	5,440,915
(3)To approve the 2024 Equity Incentive Plan. Final voting results were as follows:

Votes For	53,268,092
Votes Against	1,004,357
Abstentions	278,021
Broker Non-Votes	5,440,915
(4)To ratify the selection of Ernst & Young LLP to act as independent auditors of the Company for the fiscal year that began January 1, 2024. Final voting results were as follows:

Votes For	58,738,583
Votes Against	1,162,431
Abstentions	90,371

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits:

10.1    Cullen/Frost Bankers, Inc. 2024 Equity Incentive Plan (filed as Appendix A to the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 8, 2024, Commission File No. 001-13221).
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 24, 2024

EXHIBIT INDEX

Exhibit Number	Description

10.1
Cullen/Frost Bankers, Inc. 2024 Equity Incentive Plan (filed as Appendix A to the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 8, 2024, Commission File No. 001-13221).

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